Exhibit 99.1

NEWS RELEASE
COMPUWARE CORPORATION

Corporate Headquarters
One Campus Martius • Detroit, Michigan 48226
(313) 227-7300

For Immediate Release
May 21, 2013

Compuware Corporation Reports Fourth Quarter and Full Fiscal Year 2013 Results

•	Non-GAAP EPS of 26 cents per share in FY ’13, 5 cents per share in Q4, before charges for advisory fees, restructuring and goodwill impairment

•	Total Q4 revenue is $239.9M, $944.5M for FY ‘13

•	Compuware APM and Compuware Covisint total FY ’13 revenues increase 11 percent and 23 percent year-over-year, respectively

•	Identified $45M FY ’14 G&A and Shared Services cost reductions; identified a minimum of $80M - $100M in total G&A and Shared Services cost reductions by end of FY ’15

•	Issues FY 2014 Outlook

DETROIT, May 21, 2013 -- Compuware Corporation (Nasdaq: CPWR), the technology performance company, today announced financial results for its fourth quarter and fiscal year ended March 31, 2013.

Non-GAAP net income for the year was $57.3 million, or $0.26 per diluted share, compared to $88.4 million, or $0.40 per diluted share in fiscal 2012. As the result of restructuring charges, advisory fees and goodwill impairment associated with the company’s margin-expansion initiatives and other company matters, fiscal 2013 results were negatively impacted. Consequently, GAAP net loss for the full fiscal year was $17.3 million, or $(0.08) per share, versus net income of $88.4 million, or $0.40 per diluted share in fiscal 2012.

Non-GAAP net income for the quarter was $10.8 million, or $0.05 per diluted share, compared to $27.1 million, or $0.12 per diluted share in the year-ago period. As the result of restructuring charges, advisory fees and goodwill impairment associated with the company’s margin-expansion initiatives and other company matters, fourth quarter results were also negatively impacted. Consequently, GAAP net loss for the fourth quarter was $63.7 million, or $(0.30) per share, versus net income of $27.1 million, or $0.12 per diluted share in the year-ago period.

(Included in the financial tables is a reconciliation between non-GAAP and GAAP results.)

“While our fourth quarter results were a disappointment, as a large number of deals we had anticipated closing were pushed into the new fiscal year, we made great strides executing on our strategic initiatives to transform the company while positioning Compuware for improved profitability in 2014 and 2015,” said Compuware CEO Bob Paul. “Additionally, we are making good on the shareholder value creative actions announced in January, as we have declared our first quarterly dividend, filed the S-1 registration statement with the SEC for the Covisint IPO and raised our cost-reduction expectations to $80-$100 million in the next two years.

“After further analysis, we now believe 60 percent of the deals that did not close in the fourth quarter will close in the first quarter of 2014 and the remaining will close by the end of the year. This reflects the strong demand we are seeing in the market for our APM and Mainframe for APM solutions. Going into 2014, we remain focused on rebalancing our portfolio with continued emphasis on our high-growth businesses, executing our cost reduction plan and driving better sales execution to position Compuware for value creation and sustained growth into the future.”

Compuware Corporation Reports Fourth Quarter and Full Fiscal Year 2013 Results
May 21, 2013

Fiscal Year 2013 Results

During the fiscal year ended March 31, 2013:

•	Total revenues were approximately $944.5 million, down approximately 6.5 percent from FY'12

•	Software license fees were approximately $178.9 million, down approximately 19.0 percent from FY'12

•	Maintenance fees were approximately $407.5 million, down approximately 4.7 percent from FY'12

•	Subscription fees were approximately $82.4 million, up approximately 5.1 percent from FY'12

•	Professional services revenues were approximately $185.0 million, down approximately 11.6 percent from FY'12

•	Application services fees were approximately $90.7 million, up approximately 23.0 percent from FY'12

Fourth Quarter Fiscal Year 2013 Results

During the company's fourth quarter:

•	Total revenues were approximately $239.9 million, down approximately 9.8 percent from Q4 last year

•	Software license fees were approximately $48.4 million, down approximately 28.7 percent from Q4 last year

•	Maintenance fees were approximately $100.0 million, down approximately 4.4 percent from Q4 last year

•	Subscription fees were approximately $20.9 million, up approximately 3.2 percent from Q4 last year

•	Professional services revenues were approximately $44.9 million, down approximately 13.4 percent from Q4 last year

•	Application services fees were approximately $25.7 million, up approximately 20 percent from Q4 last year

Fiscal 2014 Expectations

The following outlook is driven by continued strength in the North American market for Compuware’s growth businesses, stabilization of the European market and the continued focus on sales effectiveness and continued investment in technologies that will further differentiate Compuware solutions from the competition. Furthermore, growth in APM for Mainframe sales is expected to help offset any decline in sales of Compuware’s traditional mainframe tools.

Compuware Corporation Reports Fourth Quarter and Full Fiscal Year 2013 Results
May 21, 2013

For fiscal 2014, Compuware expects the following:

•	Total revenues of approximately $1.0 billion.

•	GAAP earnings per share of $0.35 to $0.37 cents.

•	Cash flow from operations of $150-$160 million.

•	Cost reductions of $45 million.

Fourth Quarter Fiscal Year 2013 Highlights

During the fourth quarter, Compuware:

•
Announced that ChinaCache, the leading solutions provider of Internet content and application delivery services in China, and Springer, a global scientific publisher, chose Compuware APM® to optimize application performance; and announced a partnership with Hortonworks, the leading vendor for open source Apache Hadoop distributions, to optimize Hadoop applications performance on the Hortonworks Data Platform.

•	Entered into an agreement with Amdocs, the leading provider of customer experience systems and services, to be a supplier of APM for its production environments.

•
Introduced Compuware APM AJAX Edition 4, the most advanced diagnostics tool enabling developers to diagnose performance issues across all browser versions in Internet Explorer and Firefox; and released Deep Transaction Management for PHP, the industry's only solution providing full visibility with deep code-level insight for automated problem resolution.

•
Announced that Things Remembered, the nation's largest and most prominent retailer of personalized gifts, had a successful online holiday season in part as a result of the optimal performance of its website.

•	Announced that analyst firm Ptak, Noel & Associates published a report praising the many benefits of Compuware APM for Mainframe.

•	Launched Compuware Performance Pit Stop Service, a cost-effective and innovative service giving customers rapid access to Compuware APM experts to lower business and IT risk.

•	Announced that Hyundai Motor America will use the Covisint platform to deliver a connected experience for consumers across web properties, mobile devices and within the vehicle.

•
Launched Covisint Healthcare, a fully integrated healthcare solution enabling providers and payers to deliver better care and achieve increased revenues in today's outcomes-focused environment; and announced a new alliance with Milliman, Inc., a premier consulting and actuarial firm, that extends Covisint's population and risk management capabilities to help ACOs achieve their full potential.

•
Released Covisint’s "Direct" solution that enables secure, scalable point-to-point email-like messaging; and extended Covisint’s Cloud Identity Services to make it easier, faster and more secure for organizations of all sizes to manage external identities and services.

•	Enhanced Changepoint to deliver the next generation of business analytics, enhanced mobility and usability improvements in core areas.

Compuware Corporation Reports Fourth Quarter and Full Fiscal Year 2013 Results
May 21, 2013

•
Announced a partnership with IBM to deliver IBM Business Analytics within Changepoint, providing businesses with growing, global services and IT organizations with access to advanced business analytics for smarter decision-making.

•
Released enhancements to the Compuware Workbench, featuring faster and more efficient file and data management capabilities, as well as more robust debugging functionality, all designed to significantly boost developer productivity.

•
Announced a partnership with EZLegacy, a leading provider of application understanding and measurement technology, that provides customers with cross-platform automated analysis and metrics throughout the application lifecycle.

Use of Non-GAAP Financial Measures

In an effort to provide investors with additional information regarding the Company's results as determined by U.S. generally accepted accounting principles (GAAP), the Company has also disclosed in this press release and the accompanying tables the following non-GAAP information: (a) non-GAAP operating income, (b) non-GAAP net earnings and (c) non-GAAP diluted earnings per share. Each of these financial measures excludes the impact of certain items and, therefore, has not been calculated in accordance with GAAP. These non-GAAP financial measures exclude share-based compensation expense; the amortization of intangible assets; a goodwill impairment charge; restructuring charges; advisory fees associated with certain shareholder actions; and the related tax impacts of these items. Each of the non-GAAP adjustments is described in more detail below. This press release also contains a reconciliation of each of these non-GAAP measures to its most comparable GAAP financial measure.

We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our operating results because they exclude amounts that management and the board of directors do not consider part of core operating results when assessing the performance of the organization. We believe that inclusion of these non-GAAP financial measures provides consistency and comparability with past reports of financial results and provides consistency in calculations by outside analysts reviewing our results. Accordingly, we believe these non-GAAP financial measures are useful to investors in allowing for greater transparency of supplemental information used by management.

While we believe that these non-GAAP financial measures provide useful supplemental information, there are limitations associated with the use of these non-GAAP financial measures. These non-GAAP financial measures are not prepared in accordance with GAAP, do not reflect a comprehensive system of accounting and may not be completely comparable to similarly titled measures of other companies due to potential differences in the exact method of calculation between companies. Items such as share-based compensation expense; the amortization of intangible assets; a goodwill impairment charge; restructuring charges; advisory fees associated with certain shareholder actions; and the related tax impacts of these items that are excluded from our non-GAAP financial measures can have a material impact on net earnings. As a result, these non-GAAP financial measures have limitations and should not be considered in isolation from, or as a substitute for, net earnings, cash flow from operations or other measures of performance prepared in accordance with GAAP. We compensate for these limitations by using these non-GAAP financial measures as supplements to GAAP financial measures and by reconciling the non-GAAP financial measures to their most comparable GAAP financial measure. Investors are encouraged to review the reconciliations of the non-GAAP financial measures to their most comparable GAAP financial measures that are included elsewhere in this press release.

Compuware Corporation Reports Fourth Quarter and Full Fiscal Year 2013 Results
May 21, 2013

The following discusses the reconciling items from our non-GAAP financial measures to the most comparable GAAP financial measures:

Share-based compensation expense. Our non-GAAP financial measures exclude the compensation expenses required to be recorded by GAAP for equity awards to employees and directors. Management and the board of directors believe it is useful in evaluating corporate performance during a particular time period to review the supplemental non-GAAP financial measures, excluding expenses related to share-based compensation, because these costs are generally fixed at the time an award is granted, are then expensed over several years and generally cannot be changed or influenced by management once granted.

Amortization of intangible assets. Our non-GAAP financial measures exclude costs associated with the amortization of intangible assets. Management and the board of directors believe it is useful in evaluating corporate performance during a particular time period to review the supplemental non-GAAP financial measures, excluding amortization of intangible assets, because these costs are fixed at the time of an acquisition, are then amortized over a period of several years after the acquisition and generally cannot be changed or influenced by management after the acquisition.

Goodwill impairment charge. Our non-GAAP financial measures exclude an impairment charge associated with a decline in the estimated fair value of our professional services business unit.  Management and the board of directors believe it is useful in evaluating corporate performance during a particular time period to review the supplemental non-GAAP financial measures, excluding goodwill impairment to provide comparability and consistency with historical operating results.

Restructuring charges. Our non-GAAP financial measures exclude restructuring charges, and any subsequent changes in estimates, as they relate to our corporate restructuring and exit activities, including asset impairments resulting from a fourth quarter fiscal 2013 operational review. Management and the board of directors believe it is useful in evaluating corporate performance during a particular time period to review the supplemental non-GAAP financial measures, excluding restructuring charges, in order to provide comparability and consistency with historical operating results.

Advisory fees associated with certain shareholder actions. During the third quarter of fiscal 2013, the Company received an unsolicited, nonbinding offer to purchase the outstanding shares of the Company from a shareholder. The Company has incurred costs of approximately $3 million for unplanned consultant fees to review the offer, analyze the business and review additional requests for information from other interested parties. Management and the board of directors believe it is useful in evaluating corporate performance during a particular time period to review the supplemental non-GAAP financial measures, excluding such costs, in order to provide comparability and consistency with historical operating results.

Provision for income taxes on above pre-tax non-GAAP adjustments. Our non-GAAP financial measures exclude the tax impact of the above pre-tax non-GAAP adjustments. This amount is calculated using the tax rates of each country to which these pre-tax non-GAAP adjustments relate. Management excludes the non-GAAP adjustments on a net-of-tax basis in evaluating our performance. Therefore, we exclude the tax impact of these charges when presenting non-GAAP financial measures.

Compuware Corporation Reports Fourth Quarter and Full Fiscal Year 2013 Results
May 21, 2013

Compuware Corporation

Compuware Corporation, the technology performance company, provides software, experts and best practices to ensure technology works well and delivers value. Compuware solutions make the world’s most important technologies perform at their best for leading organizations worldwide, including 46 of the top 50 Fortune 500 companies and 12 of the top 20 most visited U.S. web sites. Learn more at: http://www.compuware.com.

###

Conference Call Information

Compuware will today hold a conference call to discuss these results at 5 p.m. Eastern time (21:00 GMT). To join the conference call, interested parties in the United States should call 800-553-0358. For international access, the conference call number is +1-612-332-0228. No password is required.

A conference call replay will also be available. The United States replay number will be 800-475-6701, and the international replay number will be +1-320-365-3844. The replay passcode will be 287033. Additionally, investors can listen to the conference call via webcast by visiting the Compuware Corporation Investor Relations web site at http://www.compuware.com.

Press Contact

Lisa Elkin, Senior Vice President, Marketing, Communications and Investor Relations, +1-313-227-7345

Certain statements in this release that are not historical facts, including those regarding the Company’s future plans, objectives and expected performance, are “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements represent our outlook only as of the date of this release. While we believe any forward-looking statements we have made are reasonable, actual results could differ materially since the statements are based on our current expectations and are subject to risks and uncertainties. These risks and uncertainties are discussed in the Company’s reports filed with the Securities and Exchange Commission. Readers are cautioned to consider these factors when relying on such forward-looking information. The Company does not undertake, and expressly disclaims any obligation, to update or alter its forward-looking statements whether as a result of new information, future events or otherwise, except as required by applicable law.

Compuware Corporation Reports Fourth Quarter and Full Fiscal Year 2013 Results
May 21, 2013

COMPUWARE CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In Thousands)

	AS OF MARCH 31,
ASSETS
	2013	2012
CURRENT ASSETS:
Cash and cash equivalents	$89,873	$99,180
Accounts receivable, net	424,587	455,427
Deferred tax asset, net	37,618	37,665
Income taxes refundable	4,951	14,807
Prepaid expenses and other current assets	36,210	34,279
Total current assets	593,239	641,358

PROPERTY AND EQUIPMENT, LESS ACCUMULATED DEPRECIATION AND AMORTIZATION	302,492	321,991

CAPITALIZED SOFTWARE AND OTHER INTANGIBLE ASSETS, NET	116,663	118,973

ACCOUNTS RECEIVABLE	174,891	205,869
DEFERRED TAX ASSET, NET	31,754	40,672
GOODWILL	722,042	801,889
OTHER ASSETS	32,201	36,786

TOTAL ASSETS	$1,973,282	$2,167,538

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable	$18,717	$16,169
Accrued expenses	103,994	119,834
Income taxes payable	14,507	3,919
Deferred revenue	417,862	447,050
Total current liabilities	555,080	586,972

LONG TERM DEBT	18,000	45,000

DEFERRED REVENUE	310,453	373,359

ACCRUED EXPENSES	27,873	30,109

DEFERRED TAX LIABILITY, NET	63,650	82,161
Total liabilities	975,056	1,117,601

SHAREHOLDERS' EQUITY:
Common stock	2,132	2,175
Additional paid-in capital	713,580	685,904
Retained earnings	301,298	372,408
Accumulated other comprehensive loss	(18,784)	(10,550)
Total shareholders' equity	998,226	1,049,937

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,973,282	$2,167,538

Compuware Corporation Reports Fourth Quarter and Full Fiscal Year 2013 Results
May 21, 2013

COMPUWARE CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In Thousands, Except Per Share Data)

	THREE MONTHS ENDED		TWELVE MONTHS ENDED
	MARCH 31,		MARCH 31,

	2013	2012	2013	2012
REVENUES:
Software license fees	$48,423	$67,927	$178,922	$220,885
Maintenance fees	99,993	104,626	407,480	427,534
Subscription fees	20,939	20,282	82,442	78,438
Professional services fees	44,856	51,781	185,011	209,184
Application services fees	25,713	21,429	90,694	73,731
Total revenues	239,924	266,045	944,549	1,009,772

OPERATING EXPENSES:
Cost of software license fees	5,048	4,422	20,165	17,572
Cost of maintenance fees	8,431	9,763	35,084	38,670
Cost of subscription fees	8,304	7,477	31,127	29,669
Cost of professional services	41,633	46,129	163,713	182,625
Cost of application services	25,830	18,450	83,298	72,384
Technology development and support	26,125	26,262	105,800	104,968
Sales and marketing	67,321	76,265	251,925	273,520
Administrative and general	39,991	41,006	162,810	163,723
Goodwill impairment	71,840	-	71,840	-
Restructuring costs	16,573	-	16,573	-
Total operating expenses	311,096	229,774	942,335	883,131

INCOME (LOSS) FROM OPERATIONS	(71,172)	36,271	2,214	126,641

OTHER INCOME (EXPENSE), NET	(1,080)	412	(1,170)	1,633

INCOME (LOSS) BEFORE INCOME TAXES	(72,252)	36,683	1,044	128,274

INCOME TAX PROVISION	(8,599)	9,564	18,295	39,903

NET INCOME (LOSS)	$(63,653)	$27,119	$(17,251)	$88,371

DILUTED EPS COMPUTATION
Numerator: Net income (loss)	$(63,653)	$27,119	$(17,251)	$88,371
Denominator:
Weighted-average common shares outstanding	212,516	218,095	214,627	218,344
Dilutive effect of stock awards	-	3,660	-	4,034
Total shares	212,516	221,755	214,627	222,378
Diluted EPS	$(0.30)	$0.12	$(0.08)	$0.40

Compuware Corporation Reports Fourth Quarter and Full Fiscal Year 2013 Results
May 21, 2013

COMPUWARE CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In Thousands)

	TWELVE MONTHS ENDED
	MARCH 31,
	2013	2012
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
Net income (loss)	$(17,251)	$88,371
Adjustments to reconcile net income (loss) to cash provided by operations:
Depreciation and amortization	65,919	60,551
Goodwill impairment	71,840	-
Stock award compensation	31,677	24,724
Deferred income taxes	(8,724)	25,531
Other	3,520	323
Net change in assets and liabilities, net of effects from currency fluctuations and acquisitions:
Accounts receivable	50,131	18,852
Prepaid expenses and other assets	8,359	(3,831)
Accounts payable and accrued expenses	(12,611)	11,566
Deferred revenue	(78,869)	(31,619)
Income taxes	18,421	(14,827)
Net cash provided by operating activities	132,412	179,641

CASH FLOWS USED IN INVESTING ACTIVITIES:
Purchase of:
Business, net of cash acquired	-	(249,337)
Property and equipment	(24,274)	(19,266)
Capitalized software	(31,797)	(27,436)
Other	812	(900)
Net cash used in investing activities	(55,259)	(296,939)

CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES:
Proceeds from borrowings	142,800	180,200
Payments on borrowings	(169,800)	(135,200)
Net proceeds from exercise of stock awards including excess tax benefits	23,419	11,151
Employee contribution to common stock purchase plans	2,804	2,824
Repurchase of common stock	(81,741)	(20,554)
Other	(714)	-
Net cash provided by (used in) financing activities	(83,232)	38,421

EFFECT OF EXCHANGE RATE CHANGES ON CASH	(3,228)	(2,187)

NET CHANGE IN CASH AND CASH EQUIVALENTS	(9,307)	(81,064)

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	99,180	180,244

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$89,873	$99,180

Compuware Corporation Reports Fourth Quarter and Full Fiscal Year 2013 Results
May 21, 2013

COMPUWARE CORPORATION AND SUBSIDIARIES
OPERATIONAL HIGHLIGHTS
(Dollar Amounts In Thousands)

	QUARTER
	ENDED
	MAR 31,		YR - YR
	2013	2012	% Chg
Total Product Software Revenue by Geography
North America	$92,496	$100,634	(8.1%)
International	76,859	92,201	(16.6%)

Deferred License Fees
Current	$17,583	$22,168	(20.7%)
Long-term	9,916	10,735	(7.6%)

Deferred Maintenance
Current	$313,323	$333,297	(6.0%)
Long-Term	272,267	322,399	(15.5%)

Deferred Subscription
Current	$49,152	$51,579	(4.7%)
Long-Term	7,409	13,367	(44.6%)

Deferred Professional Services	$23,492	$24,814	(5.3%)

Deferred Application Services	$35,173	$42,050	(16.4%)

Other:
Total Company Headcount	4,491	4,564	(1.6%)

Total DSO (Billed)	83.8	78.6
Total DSO	159.3	154.1

Stock-based compensation expense

Cost of license fees	$1	$4	(75.0%)
Cost of maintenance fees	159	208	(23.6%)
Cost of subscription fees	40	31	29.0%
Cost of professional services	68	62	9.7%
Cost of application services	524	427	22.7%
Technology development and support	495	550	(10.0%)
Sales and marketing	2,149	1,733	24.0%
Administrative and general	3,006	4,154	(27.6%)
Restructuring costs	4,572	-	N/A

Total stock-based compensation expense before income taxes	$11,014	$7,169	53.6%

Compuware Corporation Reports Fourth Quarter and Full Fiscal Year 2013 Results
May 21, 2013

COMPUWARE CORPORATION AND SUBSIDIARIES
BUSINESS UNIT RESULTS OF OPERATIONS
(In Thousands)

						Covisint
					Professional	Application	Unallocated
Quarter Ended:	APM	Changepoint	Mainframe	Uniface	Services	Services	Expenses	Total

March 31, 2013

Software license fees	$26,328	$2,923	$14,962	$4,210	-	-	-	$48,423
Maintenance fees	22,991	3,984	65,852	7,166	-	-	-	99,993
Subscription fees	20,336	603	-	-	-	-	-	20,939
Professional services fees	7,568	2,524	685	1,295	$32,784	-	-	44,856
Application services fees	-	-	-	-	-	$25,713	-	25,713
Total revenues	77,223	10,034	81,499	12,671	32,784	25,713	-	239,924

Operating expenses excluding advisory fees, restructuring and goodwill impairment	77,907	9,834	23,469	6,552	30,310	26,353	45,607	220,032

Non-GAAP operating income	(684)	200	58,030	6,119	2,474	(640)	(45,607)	19,892
Non-GAAP contribution margin %	(0.9%)	2.0%	71.2%	48.3%	7.5%	(2.5%)		8.3%

Goodwill impairment	-	-	-	-	71,840	-	-	71,840
Restructuring costs	-	-	-	-	-	-	16,573	16,573
Advisory fees	-	-	-	-	-	-	2,651	2,651

Total operating expenses	77,907	9,834	23,469	6,552	102,150	26,353	64,831	311,096

Income (loss) from operations	$(684)	$200	$58,030	$6,119	$(69,366)	$(640)	$(64,831)	$(71,172)
Contribution margin %	(0.9%)	2.0%	71.2%	48.3%	(211.6%)	(2.5%)		(29.7%)

Operating expenses include:
Stock awards compensation	$1,956	$3	$459	$5	$47	$524	$8,020	$11,014
Amortization of purchased software	$2,293	$-	$-	$-	$-	$112	$-	$2,405
Amortization of other acquired intangible assets	$1,704	$-	$-	$-	$-	$104	$-	$1,808

March 31, 2012

Software license fees	$31,320	$6,172	$26,415	$4,020	-	-	-	$67,927
Maintenance fees	20,326	3,904	72,863	7,533	-	-	-	104,626
Subscription fees	19,607	675	-	-	-	-	-	20,282
Professional services fees	8,760	3,822	1,429	1,315	$36,455	-	-	51,781
Application services fees	-	-	-	-	-	$21,429	-	21,429
Total revenues	80,013	14,573	100,707	12,868	36,455	21,429	-	266,045

Operating expenses	86,132	11,038	26,384	6,145	32,133	18,783	$49,159	229,774

Income (loss) from operations	(6,119)	3,535	74,323	6,723	4,322	2,646	(49,159)	36,271
Contribution margin %	(7.6%)	24.3%	73.8%	52.2%	11.9%	12.3%		13.6%

Operating expenses include:
Stock awards compensation	$1,978	$85	$428	$48	$37	$427	$4,166	$7,169
Amortization of purchased software	$2,292	$-	$-	$-	$-	$148	$-	$2,440
Amortization of other acquired intangible assets	$1,834	$-	$-	$-	$-	$113	$-	$1,947

Compuware Corporation Reports Fourth Quarter and Full Fiscal Year 2013 Results
May 21, 2013

COMPUWARE CORPORATION AND SUBSIDIARIES
BUSINESS UNIT RESULTS OF OPERATIONS
(In Thousands)

						Covisint
					Professional	Application	Unallocated
Twelve Months Ended:	APM	Changepoint	Mainframe	Uniface	Services	Services	Expenses	Total

March 31, 2013

Software license fees	$100,565	$8,468	$58,528	$11,361	-	-	-	$178,922
Maintenance fees	89,535	16,305	271,824	29,816	-	-	-	407,480
Subscription fees	79,862	2,580	-	-	-	-	-	82,442
Professional services fees	30,571	12,422	2,325	4,979	$134,714	-	-	185,011
Application services fees	-	-	-	-	-	$90,694	-	90,694
Total revenues	300,533	39,775	332,677	46,156	134,714	90,694	-	944,549

Operating expenses excluding advisory fees, restructuring and goodwill impairment	304,835	41,226	91,325	21,831	115,632	86,084	190,192	851,125

Non-GAAP operating income	(4,302)	(1,451)	241,352	24,325	19,082	4,610	(190,192)	93,424
Non-GAAP contribution margin %	(1.4%)	(3.6%)	72.5%	52.7%	14.2%	5.1%		9.9%

Goodwill impairment	-	-	-	-	71,840	-	-	71,840
Restructuring costs	-	-	-	-	-	-	16,573	16,573
Advisory fees	-	-	-	-	-	-	2,797	2,797

Total operating expenses	304,835	41,226	91,325	21,831	187,472	86,084	209,562	942,335

Income (loss) from operations	$(4,302)	$(1,451)	$241,352	$24,325	$(52,758)	$4,610	$(209,562)	$2,214
Contribution margin %	(1.4%)	(3.6%)	72.5%	52.7%	(39.2%)	5.1%		0.2%

Operating expenses include:
Stock awards compensation	$5,790	$45	$2,577	$47	$207	$1,629	$21,382	$31,677
Amortization of purchased software	$9,048	$-	$-	$-	$-	$556	$-	$9,604
Amortization of other acquired intangible assets	$7,139	$-	$-	$-	$-	$442	$-	$7,581

March 31, 2012

Software license fees	$85,462	$13,815	$110,289	$11,319	-	-	-	$220,885
Maintenance fees	77,329	15,551	303,639	31,015	-	-	-	427,534
Subscription fees	76,246	2,192	-	-	-	-	-	78,438
Professional services fees	31,406	16,309	5,389	4,574	$151,506	-	-	209,184
Application services fees	-	-	-	-	-	$73,731	-	73,731
Total revenues	270,443	47,867	419,317	46,908	151,506	73,731	-	1,009,772

Operating expenses	317,621	45,027	99,310	21,740	127,178	72,717	$199,538	883,131

Income (loss) from operations	$(47,178)	$2,840	$320,007	$25,168	$24,328	$1,014	$(199,538)	$126,641
Contribution margin %	(17.4%)	5.9%	76.3%	53.7%	16.1%	1.4%		12.5%

Operating expenses include:
Stock awards compensation	$6,923	$373	$1,879	$212	$268	$1,623	$13,446	$24,724
Amortization of purchased software	$8,286	$-	$-	$-	$-	$592	$-	$8,878
Amortization of other acquired intangible assets	$7,790	$-	$-	$-	$-	$451	$-	$8,241

Compuware Corporation Reports Fourth Quarter and Full Fiscal Year 2013 Results
May 21, 2013

COMPUWARE CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP
(In Thousands, Except Per Share Data)

	THREE MONTHS ENDED		TWELVE MONTHS ENDED
	MARCH 31,		MARCH 31,
	2013	2012	2013	2012

INCOME (LOSS) FROM OPERATIONS	$(71,172)	$36,271	$2,214	$126,641

RESTRUCTURING EXPENSES	16,573	-	16,573	-
GOODWILL IMPAIRMENT	71,840	-	71,840	-
ADVISORY FEES	2,651	-	2,797	-

INCOME FROM OPERATIONS BEFORE RESTRUCTURING, IMPAIRMENT AND ADVISORY FEES	$19,892	$36,271	$93,424	$126,641

NET INCOME (LOSS)	$(63,653)	$27,119	$(17,251)	$88,371

RESTRUCTURING EXPENSES	16,573	-	16,573	-
GOODWILL IMPAIRMENT	71,840	-	71,840	-
ADVISORY FEES	2,651	-	2,797	-

TOTAL ADJUSTMENTS	91,064	-	91,210	-
INCOME TAX EFFECT OF ADJUSTMENTS	(16,605)	-	(16,661)	-

NET INCOME BEFORE RESTRUCTURING, IMPAIRMENT AND ADVISORY FEES	$10,806	$27,119	$57,298	$88,371

DILUTED EARNINGS PER SHARE - GAAP	$(0.30)	$0.12	$(0.08)	$0.40

RECALCULATED USING DILUTIVE SHARES	$(0.29)	$0.12	$(0.08)	$0.40

RESTRUCTURING EXPENSES	0.08	-	0.08	-
GOODWILL IMPAIRMENT	0.33	-	0.33	-
ADVISORY FEES	0.01	-	0.01	-

TOTAL ADJUSTMENTS	0.42	-	0.42	-
INCOME TAX EFFECT OF ADJUSTMENTS	(0.08)	-	(0.08)	-

DILUTED EPS BEFORE RESTRUCTURING, IMPAIRMENT AND ADVISORY FEES	$0.05	$0.12	$0.26	$0.40

NET INCOME (LOSS)	$(63,653)	$27,119	$(17,251)	$88,371

STOCK COMPENSATION	11,014	7,169	31,677	24,724
AMORTIZATION OF PURCHASED SOFTWARE	2,405	2,439	9,604	8,877
AMORTIZATION OF ACQUIRED INTANGIBLES	1,808	1,947	7,581	8,241
RESTRUCTURING EXPENSES (EXCLUDING STOCK COMPENSATION)	12,001	-	12,001	-
GOODWILL IMPAIRMENT	71,840	-	71,840	-
ADVISORY FEES	2,651	-	2,797	-

TOTAL ADJUSTMENTS	101,719	11,555	135,500	41,842
INCOME TAX EFFECT OF ADJUSTMENTS	(19,887)	(3,543)	(30,420)	(12,509)

NET INCOME BEFORE ITEMS	$18,179	$35,131	$87,829	$117,704

DILUTED EPS BEFORE ITEMS	$0.08	$0.16	$0.40	$0.53

DILUTED EARNINGS PER SHARE - GAAP	$(0.30)	$0.12	$(0.08)	$0.40

RECALCULATED USING DILUTIVE SHARES	$(0.29)	$0.12	$(0.08)	$0.40

STOCK COMPENSATION	0.05	0.03	0.14	0.11
AMORTIZATION OF PURCHASED SOFTWARE	0.01	0.01	0.04	0.04
AMORTIZATION OF ACQUIRED INTANGIBLES	0.01	0.01	0.03	0.04
RESTRUCTURING EXPENSES (EXCLUDING STOCK COMPENSATION)	0.05	-	0.05	-
GOODWILL IMPAIRMENT	0.33	-	0.33	-
ADVISORY FEES	0.01	-	0.01	-

TOTAL ADJUSTMENTS	0.46	0.05	0.62	0.19
INCOME TAX EFFECT OF ADJUSTMENTS	(0.09)	(0.02)	(0.14)	(0.06)

DILUTED EARNINGS PER SHARE BEFORE ITEMS	$0.08	$0.16	$0.40	$0.53

DILUTED SHARES OUTSTANDING	218,778	221,755	219,580	222,378